UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 5, 2004

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (952) 853-8100

Item 5. Other Events and Regulation FD Disclosure.

     On August 5, 2004, Ceridian Corporation issued a press release announcing (1) that it will delay filing of its quarterly report on Form 10-Q for the quarter ended June 30, 2004 with the Securities and Exchange Commission (“SEC”) pending completion of a previously announced internal review focusing on the capitalization and expensing of certain costs in its U.S. Human Resource Solutions business; and (2) it has amended its $350 million domestic revolving credit facility and $150 million Comdata receivables securitization facility to allow additional time to deliver its Form 10-Q for the second quarter to its lenders through September 30, 2004 without the delayed delivery constituting a default under these agreements.

     A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     c. Exhibits

99.1	Ceridian Corporation News Release dated August 5, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION
/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, General Counsel and Corporate Secretary

Dated: August 5, 2004

INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing
99.1	Ceridian Corporation News Release dated	Filed electronically
August 5, 2004.

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